                                      AMENDMENT

                            dated as of September 12, 1996

                                        among

                                OLYMPIC FINANCIAL LTD.

                          OLYMPIC RECEIVABLES FINANCE CORP.

                          FINANCIAL SECURITY ASSURANCE INC.

                                         and

                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                                 as Collateral Agent

                                         to

                  Series 1996-B Supplement dated as of June 14, 1996
                 Series 1996-A Supplement dated as of March 14, 1996
                Series 1995-E Supplement dated as of December 6, 1995
               Series 1995-D Supplement dated as of September 21, 1995
                  Series 1995-C Supplement dated as of June 15, 1995
                 Series 1995-B Supplement dated as of March 15, 1995
                Series 1995-A Supplement dated as of February 9, 1995
               Series 1994-B Supplement dated as of September 23, 1994
                  Series 1994-A Supplement dated as of April 5, 1994
                Series 1993-D Supplement dated as of December 2, 1993
                 Series 1993-C Supplement dated as of August 17, 1993
                  Series 1993-B Supplement dated as of June 11, 1993

                                          to

                               Spread Account Agreement

                              dated as of March 25, 1993
                   as amended and restated as of September 12, 1996

     Amendment dated as of September 12, 1996, among OLYMPIC FINANCIAL LTD., a Minnesota corporation ("OFL"), OLYMPIC RECEIVABLES FINANCE CORP., a Delaware corporation (the "Seller"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Collateral Agent to the:

     (i) Series 1996-B Supplement dated as of June 14, 1996 (the "Series 1996-B Supplement");

     (ii) Series 1996-A Supplement dated as of March 14, 1996, as amended by that certain Amendment dated as of May 31, 1996 (the "May 1996 Amendment") to certain of the Series Supplements (as hereinafter defined) (as amended, the "Series 1996-A Supplement");

     (iii) Series 1995-E Supplement dated as of December 6, 1995, as amended by the May 1996 Amendment (as amended, the "Series 1995-E Supplement");

     (iv) Series 1995-D Supplement dated as of September 21, 1995, as amended by that certain Amendment dated as of December 6, 1995 (the "December 1995 Amendment") to certain of the Series Supplements, as further amended by the May 1996 Amendment (as amended, the "Series 1995-D Supplement");

     (v) Series 1995-C Supplement dated as of June 15, 1995, as amended by that certain Amendment dated as of September 21, 1995 (the "September 1995 Amendment") to certain of the Series Supplements, as further amended by the December 1995 Amendment and the May 1996 Amendment (as amended, the "Series 1995-C Supplement");

     (vi) Series 1995-B Supplement dated as of March 15, 1995, as amended by that certain Amendment dated as of June 15, 1995 (the "June 1995 Amendment") to certain Series Supplements (as hereinafter defined), as further amended by the September 1995 Amendment, the December 1995 Amendment and the May 1996 Amendment (as amended, the "Series 1995-B Supplement");

     (vii) the Series 1995-A Supplement dated as of February 9, 1995, as amended by the June 1995 Amendment, as further amended by the September 1995 Amendment, the December 1995 Amendment and the May 1996 Amendment (as amended, the "Series 1995-A Supplement");

     (viii) the Series 1994-B Supplement dated as of September 23, 1994, as amended by the June 1995 Amendment, as further amended by the September 1995 Amendment and the December 1995 Amendment (as amended, the "Series 1994-B Supplement");

     (ix) the Series 1994-A Supplement dated as of April 5, 1994 as amended by the June 1995 Amendment, as further amended by the September 1995 Amendment and the December 1995 Amendment (as amended, the "Series 1994-A Supplement");

     (x) the Series 1993-D Supplement dated as of December 2, 1993, as amended by the June 1995 Amendment, as further amended by the September 1995 Amendment and the December 1995 Amendment (as amended, the "Series 1993-D Supplement");

     (xi) the Series 1993-C Supplement dated as of August 17, 1993, as amended by the June 1995 Amendment, as further amended by the September 1995 Amendment and the December 1995 Amendment (as amended, the "Series 1993-C Supplement")

     (xii) the Series 1993-B Supplement dated as of June 11, 1993, as amended by the June 1995 Amendment, as further amended by the September 1995 Amendment and the December 1995 Amendment (as amended, the "Series 1993-B Supplement") (each of the supplements referred to in (i) through (xii) herein, a "Series Supplement," and collectively, the "Series Supplements")

to the Spread Account Agreement, dated as of March 25, 1993, as amended and restated as of September 12, 1996 among OFL, the Seller, Financial Security and Norwest Bank Minnesota National Association as Trustee and as Collateral Agent (the "Spread Account Agreement").

     WHEREAS, Section 8.03 of the Spread Account Agreement permits amendment of the Spread Account Agreement upon the terms and conditions specified therein.

     WHEREAS, parties to the Spread Account Agreement (the "Parties") have heretofore executed the Series Supplements;

     WHEREAS, the Parties wish to amend the Series Supplements.

     NOW, THEREFORE, the Parties agree that the Series Supplements are hereby amended effective as of the date hereof as follows:

     Section 1. DEFINITIONS. Each term used but not defined herein shall have the meaning assigned to such term in the Spread Account Agreement or in the relevant Series Supplement thereto, and when used herein with respect to a particular Series shall have the meaning assigned to such term of such Series.

     Section 2.     AMENDMENT OF CERTAIN TERMS OF THE SERIES SUPPLEMENTS.
Section 1.1 of each of the Series Supplements is amended as follows:

          (i) The text contained in paragraph (i) of the definition of "Trigger Event" is deleted in each instance. Such paragraph (i) shall be reserved in each instance and the paragraphs of the definition of "Trigger Event" shall not be redesignated as a result of the deletion effected by this
     Section 2(i).

          (ii) Paragraph (ii) of the definition of "Trigger Event" is amended by deleting the percentage specified therein and replacing such percentage in each instance with the percentage corresponding to the applicable Series Supplement specified under Column I of Exhibit A hereto.

     Section 3.     COUNTERPARTS.

     This Amendment to the Series Supplements may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Series Supplements.

     Section 4.     RATIFICATION OF SPREAD ACCOUNT AGREEMENT.

     Except as provided herein, all provisions, terms and conditions of the Spread Account Agreement, including each Series Supplement, shall remain in full force and effect. As amended hereby, the Spread Account Agreement, including each Series Supplement is ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.


     OLYMPIC FINANCIAL LTD.


     By   /s/ John A. Witham
          --------------------------------------------
          John A. Witham
          Executive Vice President
          and Chief Financial Officer


     OLYMPIC RECEIVABLES FINANCE CORP.


     By   /s/ John A. Witham
          --------------------------------------------
          John A. Witham
          Vice President and Chief Financial Officer


     FINANCIAL SECURITY ASSURANCE INC.


     By   /s/ Claire N. Robinson
          --------------------------------------------
          Authorized Officer


     NORWEST BANK MINNESOTA, NATIONAL
          ASSOCIATION, as Collateral Agent


     By   /s/ Thomas D. Wraalstad
          --------------------------------------------
          Thomas D. Wraalstad
          Corporate Trust Officer